BlackRock Global Allocation Fund, Inc.

(the “Fund”)

Investor, Institutional and Class R Shares

Supplement dated June 13, 2017 to

the Summary Prospectus dated February 28, 2017, as amended and supplemented to date

On June 13, 2017, Dennis Stattman announced his plans to retire from BlackRock, Inc. Effective August 1, 2017, Dennis Stattman will no longer serve as a portfolio manager of the Fund. Effective August 1, 2017, the following changes are made to the Fund’s Summary Prospectus:

The section of the Summary Prospectus entitled “Key Facts About BlackRock Global Allocation Fund, Inc. — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Dan Chamby, CFA	2003	Managing Director of BlackRock, Inc.
Russ Koesterich, CFA, JD	2017	Managing Director of BlackRock, Inc.
David Clayton, CFA, JD	2017	Managing Director of BlackRock, Inc.
Kent Hogshire, CFA	2017	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-GA-0617SUP